Exhibit No. 32.1
Form 10-QSB
Century Controls International, Inc.


                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002.

         In connection with the Quarterly Report of Century Controls International, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leo Christiansen, Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 4, 2004                   By: /s/ Leo Christiansen
                                          --------------------------------------
                                          Chief Executive and Financial Officer


A signed original of this written statement required by Section 906 has been provided to Century Controls International, Inc. and will be retained by Century Controls International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.